JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK EXCHANGE-TRADED FUND TRUST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated June 28, 2019 to the current Summary Prospectus, as may be supplemented

Effective June 28, 2019, John Hancock Advisers, LLC changed its name to John Hancock Investment Management LLC and John Hancock Funds, LLC changed its name to John Hancock Investment Management Distributors LLC. Accordingly, all references in the summary prospectus to the former names are updated to reflect the new names.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.